                            SCHEDULE 14A INFORMATION

                      PROXY STATEMENT PURSUANT TO SECTION
                  14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]      Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

                       The Charles Schwab Family of Funds
                             101 Montgomery Street
                            San Francisco, CA 94104
                          ---------------------------
                (Name of Registrant as Specified in its Charter)

                               David H. Lui, Esq.
                       The Charles Schwab Family of Funds
                             101 Montgomery Street
                            San Francisco, CA 94104
                          ---------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (check the appropriate box):

[ ]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2).
[ ]  $500 per each party to the controversy pursuant to Exchange Act
     Rule 14a-6(i)(3).
[ ]  Fee computed on table below per Exchange Act Rules 14a(i)(4) and 0-11.
[ ]  $125 per Item 22(a)(2) of Exchange Act Schedule 14A.

     1)  Title of each class of securities to which transaction applies: N/A
     2)  Aggregate number of securities to which transaction applies: N/A
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11;* N/A
     4)  Proposed maximum aggregate value of transaction: N/A

     * Set forth the amount on which the filing is calculated and state how it was determined.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

            1)  Amount previously paid:
            2)  Form, Schedule or Registration Statement No.:
            3)  Filing Party:
            4)  Date Filed:

Notes:

                             IMPORTANT INFORMATION
                          REGARDING YOUR INVESTMENT IN
                               THE SCHWABFUNDS(R)


                        Dear Shareholder,

                        I am writing to inform you of the upcoming special
[photo of Charles       meeting of shareholders of THE SCHWAB TAX-EXEMPT MONEY
 R. Schwab]             FUNDS, and to request that you take a few minutes to
                        read the enclosed material and mail back the proxy voting card.

You are being asked to vote on important proposals affecting your Fund. The Board of Trustees, including myself, unanimously believes that these changes are in your Fund's and your best interest. The changes proposed will give your Fund the additional flexibility needed to take advantage of opportunities in today's market environment. Also, the Board and I believe your approval of these proposals is important to enable your Fund to remain competitive.

Regardless of the number of shares you own, it is important that you take the time to read the enclosed proxy, and COMPLETE AND MAIL YOUR VOTING CARD AS SOON AS YOU CAN. A postage paid envelope is enclosed. If Fund shareholders don't return their proxies, your Fund may have to incur the expense of follow-up solicitations. All shareholders benefit from the speedy return of proxies.

The Board of Trustees has approved these proposals and unanimously recommends a vote "For" each proposal. If you have any questions regarding the enclosed proxy or need any assistance in voting your shares, please contact our proxy solicitor, D.F. King & Co., Inc. at 1-800-859-8511.

I appreciate the time and consideration that you can give to this important matter. At Schwab, we realize that we earn your trust day-by-day. We value your confidence in our efforts and will continue to work hard to offer you investment opportunities to help you achieve your financial goals.


Sincerely,

/s/ Charles R. Schwab
----------------------------------
Charles R. Schwab
Chairman
The Charles Schwab Family of Funds


                             [SCHWABFUNDS(R) Logo]

                 IMPORTANT VOTING INFORMATION FOR SHAREHOLDERS
                     OF THE SCHWAB TAX-EXEMPT MONEY FUNDS.

               Please read the full text of this proxy statement.
           Below is a brief overview of the matters to be voted upon.
      YOUR VOTE IS IMPORTANT. Please return your vote in a timely fashion.
           If Fund shareholders don't return their proxies, your Fund incurs the expense of follow-up solicitations.

Q.      WHAT PROPOSALS AM I BEING ASKED TO VOTE ON?

A.      The proposals you are being asked to vote on are the following:

        - To consider electing seven Trustees.

        - To consider eliminating the restriction that currently limits your Fund's investment to a maximum of 20% of its total assets in AMT investments. An AMT investment is a security which generates interest income which is subject to the federal Alternative Minimum Tax (AMT). This change would require changing the name of your Fund by replacing "Tax-Exempt" with "Municipal".

        - To consider amending each of the fundamental investment restrictions for your Funds.

        - To transact such other business as may properly come before the Meeting.


Q. WHY DOES THE INVESTMENT MANAGER WANT THE OPTION OF INVESTING MORE THAN 20% OF EACH FUND'S TOTAL ASSETS IN AMT INVESTMENTS?

A. The Board of Trustees believes that this is in the best interest of each Fund and its shareholders. AMT investments typically offer greater yields than other types of municipal securities with similar credit quality. As a result, more municipal and tax-free money market funds in the industry are purchasing AMT investments. Also, the percentage of AMT investments in other funds has grown in recent years.

        In light of these market trends, the Board of Trustees believes approval of this proposal is important to help enable your Fund to remain competitive. While there can be no guarantee, the Investment Manager anticipates that it will be able to achieve higher Fund yields with this enhanced flexibility. Please note, this change will in no way reduce the credit quality of each Fund's investments.


Q. HOW WILL THE CHANGE IN THE FUNDS' POLICY REGARDING AMT INVESTMENTS IMPACT THE TAX-EXEMPT INCOME OFFERED BY THESE FUNDS?

A. Shareholders will benefit from the potentially higher yields which will still be exempt from regular federal income taxes (in addition to

        California personal income tax for the California Fund, and New York state and local personal income taxes for the New York Fund). Although all shareholders will benefit from a potential yield increase, for the small percentage of shareholders subject to the federal AMT, the policy change may result in a greater percentage of their income from the Funds being subject to the federal AMT. While the percentage of the Funds' shareholders who pay the federal AMT may be slightly different, well under 1% of all U.S. taxpayers pay the federal AMT, according to IRS data.

Q.      WHY WILL PART OF MY FUND'S NAME HAVE TO BE
        CHANGED TO "MUNICIPAL"?

A. Securities regulations require that mutual funds which use the word "tax-exempt" in their name either (a) limit the amount of AMT investments in their portfolios to 20% of total assets; or (b) have no more than 20% of their income subject to AMT. Many of the mutual funds currently offered in the market today are called "municipal" funds, reflecting that they are not required to restrict their AMT investments to 20% of their total assets. This proposed amendment in your Fund's investment policy, resulting in the name change, will enable your Fund to purchase additional AMT investments which will help your Fund remain competitive with the industry.

Q. WITH RESPECT TO MANAGEMENT'S PROPOSAL TO AMEND EACH FUNDAMENTAL INVESTMENT RESTRICTION, ARE THESE CHANGES IN MY BEST INTEREST?

A. The Board of Trustees believes that overall these changes are in your and each Fund's best interest. The changes in each fundamental investment restriction are intended to allow each Fund to act more quickly and efficiently to capitalize on future investment opportunities or changes in investment laws or regulations. These proposals will not result in any changes to the investment philosophy of your Fund nor reduce the credit quality of each Fund's investment.

Q.      HAS MY FUND'S BOARD OF TRUSTEES APPROVED THE PROPOSALS?

A. Yes. The Board of Trustees of each Fund unanimously has approved the proposals and recommends that the shareholders vote "For" all the proposals.

Q.      HOW DO I VOTE MY SHARES?

A. You can vote your shares by completing, signing, dating and mailing the enclosed proxy card in the postage paid envelope. If you have any questions regarding the enclosed proxy or need any assistance in voting your shares, please call our proxy solicitor, D.F. King & Co. at 1-800-859-8511.

                       THE CHARLES SCHWAB FAMILY OF FUNDS
                             101 MONTGOMERY STREET
                        SAN FRANCISCO, CALIFORNIA 94104

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                     OF THE CHARLES SCHWAB FAMILY OF FUNDS
                        TO BE HELD ON DECEMBER 16, 1996

To Shareholders of
The Charles Schwab Family of Funds:

Notice is hereby given that a Special Meeting (the "Meeting") of Shareholders of the "Sweep Shares" class and "Value Advantage Shares" class of Schwab Tax-Exempt Money Fund, Schwab California Tax-Exempt Money Fund, and Schwab New York Tax-Exempt Money Fund (each a "Fund" and collectively, the "Funds"), each a series of The Charles Schwab Family of Funds, will be held at 101 Market Street, San Francisco, California 94105 on December 16, 1996, at 10:00 a.m., Pacific time, for the following purposes:

1. To elect seven Trustees to hold office until their successors are duly elected and qualified;

2. To consider amending each Fund's fundamental investment policy restricting each Fund from investing more than 20% of its total assets in investments, the interest from which is subject to the federal Alternative Minimum Tax;

3. To consider eliminating, reclassifying or amending each Fund's fundamental investment restrictions; and

4. To transact such other business as may properly come before the Meeting or any adjournment(s) thereof.

If Proposal 2 is approved by a majority of a Fund's shareholders, that Fund's name will be changed by replacing the words "Tax-Exempt" with "Municipal." These Proposals are discussed in greater detail in the accompanying Proxy Statement.

The close of business on September 25, 1996 was fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting and any adjournment(s) thereof.

                                    By Order of the Trustees,

                                    David H. Lui
                                    Assistant Secretary

October 21, 1996

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING! WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE COMPLETE, SIGN, AND DATE THE ENCLOSED PROXY CARD AND PROMPTLY RETURN IT IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. YOU CAN HELP THE FUNDS AVOID THE NECESSITY AND ADDITIONAL EXPENSE OF FURTHER SOLICITATIONS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY CARD. IF YOU DESIRE TO VOTE IN PERSON, YOU MAY REVOKE YOUR PROXY PRIOR TO THE MEETING.

                       THE CHARLES SCHWAB FAMILY OF FUNDS
                             101 MONTGOMERY STREET
                        SAN FRANCISCO, CALIFORNIA 94104

                                PROXY STATEMENT
                                      FOR
                       SPECIAL MEETING OF SHAREHOLDERS OF
                       THE CHARLES SCHWAB FAMILY OF FUNDS
                        TO BE HELD ON DECEMBER 16, 1996

This Proxy Statement is being furnished to the shareholders of both the "Sweep Shares" class and "Value Advantage Shares" class of Schwab Tax-Exempt Money Fund, Schwab California Tax-Exempt Money Fund, and Schwab New York Tax-Exempt Money Fund (each a "Fund"), each a series of The Charles Schwab Family of Funds, a Massachusetts business trust (the "Trust"), in connection with the solicitation of proxies by and on behalf of the Board of Trustees for use at a Special Meeting of Shareholders of the Funds (the "Meeting") to be held at 101 Market Street, San Francisco, California 94105, on December 16, 1996, at 10:00 a.m., Pacific time, and at any adjournment(s) of the Meeting. This Proxy Statement is first being mailed to shareholders on or about October 21, 1996.

The Board of Trustees has fixed the close of business on September 25, 1996 as the record date (the "Record Date") for determining Fund shareholders entitled to notice of, and to vote at, the Meeting and any adjournment(s) thereof. Only holders of record of shares of a Fund at the close of business on the Record Date are entitled to notice of, and to vote at, the Meeting and at any adjournment(s) thereof. The number of full shares of each Fund issued and outstanding and entitled to vote at the Meeting at the close of business on the Record Date is set forth in Exhibit A.

The holder of each full share of a Fund outstanding as of the close of business on the Record Date is entitled to one vote for each share held of record upon each matter properly submitted to the Meeting or any adjournment(s) thereof, with a proportionate vote for each fractional share. The "Sweep Shares" class shareholders and "Value Advantage Shares" class shareholders of each Fund will vote in the aggregate on each of the Proposals at the Meeting. Shareholders of each Fund will vote on such other business as may properly come before the Meeting by class or in the aggregate as required by the Investment Company Act of 1940, as amended, and the rules and regulations thereunder (together, the "1940 Act").

Shareholders of each Fund are requested to complete, date, sign, and promptly return the accompanying proxy card in the enclosed envelope. If the enclosed proxy is properly executed and returned in time to be voted at the Meeting, the shares represented thereby will be voted in accordance with the instructions marked on the proxy, unless such proxy previously has been revoked. Unless instructions to the contrary are marked on the proxy, the proxy will be voted FOR the Proposals described in this Proxy Statement and in the discretion of the persons named as proxies in connection with any other matter that may properly come before the Meeting or any adjournment(s) thereof. The Board of Trustees does not know of any matter to be considered at the Meeting other than the matters referred to in the Notice of Special Meeting accompanying this Proxy Statement.

Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise by attending the Meeting and voting his or her shares in person or by submitting, prior to the date of the Meeting, a written notice of revocation or a subsequently dated proxy to the following: The Charles Schwab Family of Funds, 101 Montgomery Street, San Francisco, California 94104,
Attention: Secretary.

In the event a quorum is not present at the Meeting or sufficient votes to approve the Proposals are not received, the persons named as proxies may propose one or more adjournment(s) of such Meeting to permit further solicitation of proxies. A shareholder vote may be taken on any other matter to properly come before the Meeting prior to such adjournment(s) if sufficient votes to approve such matters have been received and such vote is otherwise appropriate. Any adjournment(s) of the Meeting will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy and voting. Abstentions and broker "non-votes" (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be counted as shares that are present to determine the presence of a quorum and will have the effect of a vote against the Proposals set forth in this Proxy Statement.

In addition to the solicitation of proxies by mail, officers of the Trust, officers and regular employees of Charles Schwab Investment Management, Inc. (the "Investment Manager"), the Funds' investment adviser and administrator, and Charles Schwab & Co., Inc. ("Schwab"), the Funds' distributor, transfer agent and shareholder servicing agent, may also solicit proxies electronically, by telephone, by telegraph or in person. The address of the Investment Manager and Schwab is 101 Montgomery Street, San Francisco, California 94104. The Trust has retained a proxy solicitation firm in connection with proxy solicitation for the Meeting. The cost of retaining such a firm will depend upon the amount and types of services rendered. The costs of solicitation and expenses incurred in connection with preparing this Proxy Statement and its enclosures, including any cost of retaining a proxy solicitation firm, will be borne pro rata by each Fund. The Funds will reimburse firms and others for their expenses in forwarding solicitation materials to the beneficial owners of shares of the Funds.

As explained more fully below, the Investment Manager and Schwab have guaranteed through April 30, 1997 that the total operating expenses of both classes of each Fund will not exceed a certain percentage of that Fund's average daily net assets. The expenses related to this proxy solicitation will be excluded from the calculations of each Fund's total operating expenses for purposes of the Investment Manager's and Schwab's guarantee.

                                   PROPOSAL 1

                              ELECTION OF TRUSTEES

It is proposed that seven Trustees be elected, each Trustee to hold office until a successor is elected and qualified. It is the intention of the persons named in the accompanying form of proxy to vote such proxy for the election of the persons listed below unless shareholders specifically indicate in their proxies their desire to withhold authority to vote for elections to office. The Board of Trustees does not contemplate that any nominee will be unable to serve as a Trustee for any reason, but if that should occur prior to the Meeting, the proxy holders reserve the right to substitute another person or persons of their choice as nominee or nominees.

Each person listed below has consented to being named in this Proxy Statement and has agreed to serve as a Trustee if elected.

                         TRUSTEE
     NAME/BIRTHDAY        SINCE        PRINCIPAL OCCUPATION
-----------------------  -------   -----------------------------
CHARLES R. SCHWAB(1)      1989     Chairman, Chief Executive
July 29, 1937                      Officer and Director, The
                                   Charles Schwab Corporation;
                                   Chairman and Director of
                                   Schwab and the Investment
                                   Manager; Chairman and
                                   Director, The Charles Schwab
                                   Trust Company; Chairman and
                                   Director, Mayer & Schweitzer,
                                   Inc. (a securities brokerage
                                   subsidiary of The Charles
                                   Schwab Corporation);
                                   Director, The Gap, Inc. (a
                                   clothing retailer),
                                   Transamerica Corporation (a
                                   financial services
                                   organization), AirTouch
                                   Communications (a
                                   telecommunications company)
                                   and Siebel Systems (a
                                   software company).
TIMOTHY F. McCARTHY(1)    1995     Executive Vice
September 19, 1951                 President - Mutual Funds of
                                   Schwab and The Charles Schwab
                                   Corporation; Chief Executive
                                   Officer of the Investment
                                   Manager and President of the
                                   Trust. From 1994 to 1995, Mr.
                                   McCarthy was Chief Executive
                                   Officer, Jardine Fleming Unit
                                   Trusts Ltd.; Executive
                                   Director, Jardine Fleming
                                   Holdings Ltd.; Chairman,
                                   Jardine Fleming Taiwan
                                   Securities Ltd.; and Director
                                   of JF India and Fleming
                                   Flagship, Europe. Prior to
                                   1994, he was President of
                                   Fidelity Investments Advisor
                                   Group, a division of Fidelity
                                   Investments in Boston.
DONALD F. DORWARD         1989     President and Chief Executive
September 23, 1931                 Officer, Dorward & Associates
                                   (advertising and
                                   marketing/consulting).
ROBERT G. HOLMES          1989     Chairman, Chief Executive
May 15, 1931                       Officer and Director, Semloh
                                   Financial, Inc. Semloh
                                   Financial, Inc. is an
                                   international financial
                                   services and investment
                                   advisory firm.
---------------
(1) An "interested person" of the Trust as defined in the 1940
Act.

                         TRUSTEE
     NAME/BIRTHDAY        SINCE        PRINCIPAL OCCUPATION
-----------------------  -------   -----------------------------
DONALD R. STEPHENS        1989     Managing Partner, D.R.
June 28, 1938                      Stephens & Co. (investment
                                   banking). Since 1985, Mr.
                                   Stephens has been Chairman
                                   and Chief Executive Officer
                                   of North American Trust (a
                                   real estate investment
                                   trust). Prior to 1992, Mr.
                                   Stephens was Chairman and
                                   Chief Executive Officer of
                                   the Bank of San Francisco.
MICHAEL W. WILSEY         1989     Chairman, Chief Executive
August 18, 1943                    Officer and Director, Wilsey
                                   Bennett, Inc. (truck and air
                                   transportation, real estate
                                   investment and management,
                                   and investments).
WILLIAM J. KLIPP(1)       1995     Executive Vice President -
December 9, 1955                   SchwabFunds(R) of Schwab;
                                   President and Chief Operating
                                   Officer of the Investment
                                   Manager and Senior Vice
                                   President and Chief Operating
                                   Officer of the Trust. Prior
                                   to 1993, Mr. Klipp was
                                   Treasurer of Schwab and Mayer
                                   & Schweitzer, Inc.

---------------
(1) An "interested person" of the Trust as defined in the 1940 Act.

Each of the above-referenced individuals is also a Trustee for Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios, each of which is an investment company affiliated with the Trust and managed by the Investment Manager (collectively, the "Affiliated Trusts"). The address of each individual listed above is 101 Montgomery Street, San Francisco, California 94104.

In addition to Messrs. McCarthy and Klipp, the following individuals are executive officers of the Trust:

Tai-Chin Tung, born March 7, 1951, is Treasurer and Principal Financial Officer of the Trust. She is Controller of the Investment Manager and Vice
President - Finance of Schwab. From 1994 to 1996, Ms. Tung was Controller for Robertson Stephens Investment Management, Inc. From 1993 to 1994, she was Vice President of Fund Accounting, Capital Research and Management Co. Prior to 1993, Ms. Tung was Senior Vice President of the Sierra Funds and Chief Operating Officer of Great Western Financial Securities.

Stephen B. Ward, born April 5, 1955, is Senior Vice President & Chief Investment Officer of the Trust. Mr. Ward is Senior Vice President and Chief Investment Officer of the Investment Manager and is Senior Vice President of The Charles Schwab Corporation and has been an employee of the Investment Manager and The Charles Schwab Corporation since October and April 1993, respectively.

Prior to April 1993, Mr. Ward was a Vice President and Portfolio Manager for Schwab.

Frances Cole, born September 9, 1955, is Secretary of the Trust. Ms. Cole is Vice President, Chief Counsel, Chief Compliance Officer and Assistant Corporate Secretary of the Investment Manager and has been an employee of the Investment Manager since 1991.

David H. Lui, born October 14, 1960, is Assistant Secretary of the Trust. Mr. Lui is Vice President and Senior Counsel of the Investment Manager. Prior to 1992, he was Assistant Secretary of the Franklin Group of Mutual Funds and Assistant Corporate Counsel of Franklin Resources, Inc.

Christina M. Perrino, born June 16, 1961, is Assistant Secretary of the Trust. Ms. Perrino is Vice President and Senior Counsel of the Investment Manager. Prior to 1994, she was Counsel and Assistant Secretary for North American Security Life Insurance Company and Secretary for North American Funds.

Each of the above-referenced officers and Messrs. McCarthy and Klipp are also officers of each Affiliated Trust. All Trustees, nominees and executive officers as a group beneficially owned less than 1% of each Fund's outstanding shares on September 16, 1996.

The Trust has an Audit/Portfolio Compliance Committee comprised of all of the Trustees who are not "interested persons" of the Trust (the "Independent Trustees"), which quarterly (and, as necessary, more frequently) reviews financial statements and other audit-related matters for each series of the Trust. The Trust has no standing nominating or compensation committee or any committee performing similar functions.

REMUNERATION OF TRUSTEES, OFFICERS AND OTHERS

Trustees and officers of the Funds who are also directors, officers, stockholders or employees of the Investment Manager or any of its affiliates receive no remuneration from the Trust. Each other Trustee receives a quarterly retainer fee of $8,000 and an additional $1,500 for each regular Board of Trustees and Audit Committee meeting attended and is reimbursed for reasonable out-of-pocket expenses. Five Board meetings were held during the last fiscal year. The Trustees as a group received fees and expenses from the Trust totaling $154,000. Each Trustee, except Mr. McCarthy, who joined the Board in October 1995, and Mr. Schwab, attended at least 75% of the meetings of the Board. Each Fund has no bonus, pension, profit-sharing or retirement plan, although each Fund has adopted a compensation plan for its Trustees, as described below.

The compensation each Trustee receives from the Trust, as shown in the table below, is for services rendered to all nine series of the Trust, including the three Funds. In addition, the compensation that the Trustees receive from the complex (also shown on the table below) is for their services to the SchwabFunds Family(R), a family of 24 mutual funds with assets of over $39 billion as of August 20, 1996.

                             COMPENSATION TABLE(1)

                                                     ESTIMATED
                                      PENSION OR       ANNUAL
                                     RETIREMENTS      BENEFITS
                                   BENEFITS ACCRUED     UPON        TOTAL
                      AGGREGATE    AS PART OF FUND   RETIREMENT  COMPENSATION
                     COMPENSATION   EXPENSES FROM     FROM THE     FROM THE
  NAME OF PERSON,      FROM THE        THE FUND         FUND         FUND
      POSITION          TRUST         COMPLEX(2)     COMPLEX(2)   COMPLEX(2)
-------------------- ------------  ----------------  ----------  ------------
Charles R. Schwab,       0                N/A            N/A         0
Chairman and Trustee
Elizabeth G.             0                N/A            N/A         0
Sawi(3),
President and
Trustee
Timothy F.               0                N/A            N/A         0
McCarthy(4),
President and
Trustee
William J. Klipp,        0                N/A            N/A         0
Sr. Vice President,
Chief Operating
Officer and Trustee
Donald F. Dorward,      38,500            N/A            N/A        73,000
Trustee
Robert G. Holmes,       38,500            N/A            N/A        73,000
Trustee
Donald R. Stephens,     38,500            N/A            N/A        73,000
Trustee
Michael W. Wilsey,      38,500            N/A            N/A        73,000
Trustee

---------------
(1) Figures are for the Trust's fiscal year ended December 31, 1995.
(2) "Fund Complex" comprises all 24 funds of the Trust, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios.
(3) Ms. Sawi served as President and Trustee until October 1995.
(4) Mr. McCarthy became President and Trustee in October 1995.

DEFERRED COMPENSATION PLAN

Pursuant to exemptive relief the Trust received from the SEC, the Trust may enter into a deferred compensation plan (the "Plan") with the Independent Trustees. As of the date of this Proxy Statement, none of the Independent Trustees has elected to participate in the Plan. If an Independent Trustee does elect to participate in the Plan, the Plan would operate as described herein. Under the Plan, deferred Trustee's fees will be credited to a book reserve account established by the Trust (the "Deferred Fee Account") as of the date such fees would have been paid to such Trustee. The value of the Deferred Fee Account as of any date will be equal to the value the Account would have had as of that date if the amount credited to the Account had been invested and reinvested in the securities of the SchwabFund or SchwabFunds(R) selected by the participating Trustee (the "Selected SchwabFund Securities"). "SchwabFunds" include the series or classes of shares of beneficial interest of the Trust, Schwab Investments, and Schwab Capital Trust. Pursuant to the exemptive relief granted to the Trust, each Fund will purchase and maintain the Selected SchwabFund Securities in an amount equal to the deemed investments in that Fund of the Deferred Fee Accounts of the Independent Trustees.

INFORMATION PERTAINING TO CERTAIN INTERESTS IN MATTERS OF THE FUNDS

The Investment Manager (who also serves as the Funds' administrator), located at 101 Montgomery Street, San Francisco, California 94104, serves as investment adviser to the Funds pursuant to two separate yet otherwise substantially similar Investment Advisory and Administration Agreements (the "Advisory Agreements") dated June 15, 1994 between it and the Trust. The Board of Trustees, including a majority of the Trustees who are not "interested persons," last voted to approve the Advisory Agreements on February 23, 1996.

The Investment Manager was formed in 1989, as a wholly-owned subsidiary of The Charles Schwab Corporation, and has served as the investment adviser to each series of the Trust, including the Funds, as well as each series of the Affiliated Trusts. The Chairman of the Board of Directors of the Investment Manager is Charles R. Schwab. As a result of his beneficial ownership interests and other relationships with The Charles Schwab Corporation and its affiliates, Mr. Schwab may be deemed to be a controlling person of Schwab and the Investment Manager.

Each Advisory Agreement will continue in effect for successive one-year terms for each Fund to which it relates, subject to annual approval by: (1) the Board of Trustees or (2) a vote of the majority (as defined in the 1940 Act) of the outstanding voting securities of each Fund subject thereto. In either event, the continuance must also be approved by a majority of the Independent Trustees, by vote cast in person at a meeting called for the purpose of voting on such approval. Each Advisory Agreement may be terminated at any time upon 60 days notice by either party, or by a majority vote of the outstanding shares of a Fund subject thereto, and will terminate automatically upon assignment.

Pursuant to an Advisory Agreement, as may be amended from time to time, the Investment Manager is entitled to receive from Schwab Tax-Exempt Money Fund a graduated annual fee, payable monthly, of 0.46% of the average daily net assets of the Fund's average daily net assets not in excess of $1 billion, 0.41% of such net assets over $1 billion but not in excess of $2 billion, and 0.40% of such net assets over $2 billion. For the fiscal year ended December 31, 1995, the investment advisory fees paid by Schwab Tax-Exempt Money Fund were $6,482,000 (fees were reduced by $7,212,000).

Pursuant to a separate Advisory Agreement, as may be amended from time to time, the Investment Manager is entitled to receive a graduated annual fee, payable monthly, of 0.46% of each of Schwab California Tax-Exempt Money Fund's and Schwab New York Tax-Exempt Money Fund's average daily net assets not in excess of $1 billion, 0.41% of such net assets over $1 billion but not in excess of $2 billion, and 0.40% of such net assets over $2 billion. For the fiscal year ended December 31, 1995, the investment advisory fees paid by Schwab California Tax-Exempt Money Fund and Schwab New York Tax-Exempt Money Fund were $2,748,000 (fees were reduced by $3,697,000) and $741,000 (fees were reduced by $277,000), respectively.

The Investment Manager has guaranteed that the management fee paid by each class of each Fund will not exceed the following percentages of each Fund's average daily net assets through the date set forth below. The Investment Manager and Schwab have guaranteed that the total operating expenses of each class of the Funds will not exceed the following percentages of each Fund's average daily net assets through the date set forth below.

                                                MANAGEMENT    TOTAL OPERATING
                                GUARANTEED     FEE WILL NOT    EXPENSES WILL
        FUND - CLASS              THROUGH         EXCEED        NOT EXCEED
----------------------------  ---------------  ------------   ---------------
Schwab Tax-Exempt Money       April 30, 1997       0.20%            0.66%
Fund-Sweep Shares
Schwab California Tax-Exempt  April 30, 1997       0.19%            0.65%
Money Fund-Sweep Shares
Schwab New York Tax-Exempt    April 30, 1997       0.20%            0.69%
Money Fund-Sweep Shares
Schwab Tax-Exempt Money       April 30, 1997       0.20%            0.45%
Fund-Value Advantage
Shares(TM)
Schwab California Tax-Exempt  April 30, 1997       0.19%            0.45%
Money Fund-Value Advantage
Shares(TM)
Schwab New York Tax-Exempt    April 30, 1997       0.20%            0.45%
Money Fund-Value Advantage
Shares(TM)

The Trust pays the expenses of its operations, including: the fees and expenses of independent accountants, counsel and the custodian of its assets; the cost of maintaining books and records of account; taxes; registration fees; the fees and expenses of qualifying the Trust and its shares for distribution under federal and state securities laws; and industry association membership dues. The Trust generally allocates expenses among individual series of the Trust, including the Funds, on the basis of relative net assets at the time the expense is incurred, except that expenses directly attributable to a particular series or class of a series are charged to that series or class, respectively.

REQUIRED VOTE AND BOARD OF TRUSTEES' RECOMMENDATION

Approval of this Proposal requires the affirmative vote of the holders of a majority of each Fund's outstanding voting securities which, as used in this Proxy Statement, means the vote of the lesser of (a) more than 50% of the outstanding shares of a Fund, or (b) 67% of the shares of the Fund present at the Meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy at the Meeting.

THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" EACH NOMINATED TRUSTEE.

                                   PROPOSAL 2

  AMENDING EACH FUND'S FUNDAMENTAL INVESTMENT POLICY RESTRICTING THE FUND FROM
           INVESTING MORE THAN 20% OF ITS TOTAL ASSETS IN INVESTMENTS
                   THE INTEREST FROM WHICH IS SUBJECT TO THE
                        FEDERAL ALTERNATIVE MINIMUM TAX

The Board of Trustees has proposed amending each Fund's fundamental investment policy restricting each Fund from investing more than 20% of its total assets in investments the interest from which is subject to the federal Alternative Minimum Tax.

Each Fund's fundamental investment policies currently limit to 20% the amount of the Fund's total assets that may be invested in Municipal Obligations, the interest from which gives rise to a preference item for purposes of the Alternative Minimum Tax ("AMT Municipal Obligations"). In the current market environment, the Investment Manager believes that limiting each Fund's investment in AMT Municipal Obligations to no more than 20% of its total assets places each Fund in a potentially uncompetitive situation. The Investment Manager desires to eliminate restrictions on the amount of AMT Municipal Obligations each Fund may purchase, provided such investment is consistent with the Fund's investment objective. Accordingly, this Proposal to amend each Fund's investment restriction regarding AMT Municipal Obligations is being submitted at this time to each Fund's shareholders.

If this Proposal is approved with respect to a Fund, that Fund will be permitted to invest without limit in AMT Municipal Obligations. This policy change is designed to result in greater investment opportunities because a Fund will no longer be required to restrict investment in AMT Municipal Obligations to 20% of total assets. The Investment Manager believes that, under current market conditions, AMT Municipal Obligations may provide higher yields than non-AMT Municipal Obligations. Should these market conditions continue, a Fund would have the ability to invest without limit in such higher-yielding obligations, provided that such obligations otherwise meet the credit quality and other criteria of a Fund (as described in its prospectus). As a result, investment returns may be enhanced over time.

Industry trends also tend to support the Investment Manager's recommendation for this change. A substantial number of municipal and tax-free money market funds are purchasing AMT Municipal Obligations. In addition, the percentage of AMT Municipal Obligations in these portfolios has also grown in recent years. In light of these market trends, the Board of Trustees believes approval of this Proposal is important to enable our Funds to remain competitive.

Shareholders may benefit from the potentially higher yields which are designed to be exempt from regular federal income taxes (in addition to California personal income tax for the Schwab California Tax-Exempt Money Fund, and New York state and local personal income taxes for the Schwab New York Tax-Exempt Money Fund). Although all shareholders will benefit from the potential for increased yield, for shareholders subject to the federal Alternative Minimum Tax, the policy change may result in a greater percentage of their income from each Fund being subject to that tax.

Under the 1940 Act, if a Fund's policy on investing in AMT Municipal Obligations is eliminated, then the words "Tax-Exempt" must be removed from the Fund's name. Accordingly, if Proposal 2 is approved for a Fund, the Board of Trustees will change the Fund's name by replacing the words "Tax-Exempt" with "Municipal" (e.g., from "Schwab Tax-Exempt Money Fund-Sweep Shares" to "Schwab Municipal Money Fund-Sweep Shares").

REQUIRED VOTE AND BOARD OF TRUSTEES' RECOMMENDATION

Approval of this Proposal requires the affirmative vote of the holders of a majority of a Fund's outstanding voting securities.

The Board of Trustees has considered the relevant factors and believes that this Proposal will increase investment opportunities for, and is in the best interest of, each Fund and its shareholders. If the Proposal is not approved with respect to a Fund, that Fund's current fundamental investment policy will remain in effect and another shareholder vote will be required before the Fund can engage in activities prohibited by the current policy.

THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" AMENDING THEIR FUND'S FUNDAMENTAL INVESTMENT POLICY AS DESCRIBED ABOVE.

                                   PROPOSAL 3

  ELIMINATING, RECLASSIFYING OR AMENDING EACH FUND'S FUNDAMENTAL POLICIES AND
                            INVESTMENT RESTRICTIONS

In addition to the fundamental investment policy described above in Proposal 2, each Fund has other fundamental investment policies and investment restrictions. The 1940 Act requires each Fund to have certain investment restrictions which can be changed only by a shareholder vote. A mutual fund may also self-designate other restrictions which may be changed only by a shareholder vote. These restrictions are referred to as "fundamental" investment restrictions. With the passage of time, the Investment Manager has noted and reported to the Board of Trustees that certain restrictions self-designated by each Fund as fundamental reflect certain regulatory, business or industry conditions which are no longer up to date (each a "current self-designated restriction").

Accordingly, the Board of Trustees authorized a comprehensive review and revision of the Funds' current self-designated restrictions to: (1) simplify and modernize those restrictions which are required to be fundamental; (2) eliminate any fundamental restrictions which are no longer required to be fundamental under state securities laws or the positions of the staff of the Securities and Exchange Commission (the "SEC") in interpreting the 1940 Act; and (3) allow the Investment Manager more flexibility in selecting appropriate investments for each Fund in a changing regulatory and investment environment. A Fund's other investment restrictions, which also govern a Fund's investment activities, are "nonfundamental restrictions." Nonfundamental restrictions may be changed only by a majority vote of the Board of Trustees.

By reducing to a minimum and simplifying those restrictions which can be changed only by shareholder vote, each Fund may be able to avoid the costs and delays associated with a future shareholder meeting. The Board of Trustees believes that this change would enhance the Investment Manager's ability to manage the Funds' portfolios in a changing regulatory or investment environment. Accordingly, your Fund's investment management opportunities may be increased.

For example, until the SEC amended its rules in 1991, a money market fund, such as your Fund, could not purchase securities (other than certain government securities) with a deemed maturity of greater than one year. In 1991, the SEC extended the maturity limitation to approximately 13 months. Unfortunately, if a money market fund had self-designated as fundamental an investment policy specifically limiting its investments to those with a deemed maturity of one year or less, that fund was faced with the difficult dilemma of either bearing the expense of a shareholders' meeting to change its fundamental investment policy or foregoing the investment opportunities afforded by the SEC's change in the maturity limitations (and foregoing the higher yields typically associated with longer maturities). The proposed revision of each Fund's current self-designated restrictions is designed to avoid this type of dilemma.

In addition, many of the proposed changes, as individually described below, reflect each Fund's desire to eliminate requirements imposed by certain administrators of state securities laws. Earlier this month, Federal legislation was enacted which preempts the state securities laws that substantively regulate investment companies.

Each proposed change to each Fund's current self-designated restrictions recommended by the Board of Trustees is discussed in detail below. The proposed changes take three forms: (i) the adoption of a required fundamental restriction in a more flexible form and reclassification of the current self-designated restriction as nonfundamental; (ii) the reclassification of the current self-designated restriction as a nonfundamental restriction; and (iii) the elimination of certain current self-designated restrictions. The Board of Trustees has determined that it is not necessary to change all of the current self-designated restrictions of each Fund. Therefore, certain self-designated restrictions will be retained in their current form as fundamental restrictions. A full list of the current self-designated restrictions is set forth in Exhibit B.

In the first case, a new fundamental investment restriction is proposed by the Board of Trustees ("proposed restriction"). The proposed restriction, which will amend or replace the current self-designated restriction, is designed to meet all of the requirements of the 1940 Act and to provide the Investment Manager with the flexibility described above. To the extent that a restriction reclassified as nonfundamental is more restrictive than the proposed restriction, the more restrictive provision will govern the investment activities of each Fund. A nonfundamental restriction, even if it includes a more restrictive nonfundamental restriction, may be changed by the Board of Trustees at any time.

With respect to the other two forms of the proposed changes, the current self-designated restrictions being reclassified or eliminated are not required by the 1940 Act to be fundamental. The Board of Trustees believes that reclassifying or eliminating the current self-designated restriction will offer each Fund more flexibility and notes that shareholders will continue to be protected by the requirements of the 1940 Act. In the case of reclassified restrictions, the Board of Trustees and the Investment Manager presently believe that each Fund should continue to operate under the restriction. However, by reclassifying the restriction, the goal of flexibility described above is achieved. The Board of Trustees has no present intention of eliminating any of the current self-designated restrictions which have been reclassified as nonfundamental, however, the Board of Trustees, by a majority vote, has the ability to change or remove nonfundamental investment restrictions, including the reclassified restrictions, without obtaining shareholder approval. If the Board of Trustees were to decide in the future to change or eliminate a reclassified nonfundamental restriction, such a change would be disclosed in the Fund's Prospectus or Statement of Additional Information.

For each proposed change or element of this Proposal the relevant current self-designated restriction is described. The effect of a "FOR" vote on each element of Proposal 3 is detailed, i.e., whether the current self-designated restriction will be: (i) reclassified as nonfundamental with an amended form adopted as fundamental; (ii) simply reclassified as nonfundamental; or (iii) eliminated entirely. If a proposed restriction will replace or amend the current self-designated restriction, then such proposed replacement or amendment is also described in detail. The current requirements, limitations and prohibitions of the 1940 Act upon the types of investments or portfolio management techniques subject to the Funds' investment restriction are described. Any anticipated effects on the operations of each Fund are also set forth below. The Board of Trustees believes that by examining each of the current self-designated restrictions, the proposed restrictions, and any presently anticipated effects of the proposed changes, that you will vote "FOR" each element of Proposal 3.

The entire slate of proposed restrictions is provided here for your reference when deciding whether to vote on the proposed changes as a group or individually. Each proposed fundamental restriction also is specifically discussed below where appropriate. Each Fund's current self-designated restrictions, which are found in its Statement of Additional Information, are also set forth in Exhibit B hereto. The proposed new fundamental investment restrictions for each Fund are:

1. The Fund may lend or borrow money to the extent permitted by the Investment Company Act of 1940 or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

2. The Fund may pledge, mortgage or hypothecate any of its assets to the extent permitted by the Investment Company Act of 1940 or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

3. The Fund may issue senior securities to the extent permitted by the Investment Company Act of 1940 or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

4. The Fund may purchase securities of any issuer only when consistent with the maintenance of its respective status as a diversified company (in the case of Schwab Tax-Exempt Money Fund) or non-diversified company (in the case of Schwab California Tax-Exempt Money Fund and Schwab New York Tax-Exempt Money
   Fund) under the Investment Company Act of 1940 or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

Each Fund may adopt additional or supplemental fundamental investment restrictions if required by federal or state regulators or if determined by the Board of Trustees to be necessary or desirable.

The proposed restrictions above meet all of the requirements of the 1940 Act. No other fundamental investment restrictions beside those set forth above and in Exhibit C are presently required by the 1940 Act.

VOTING PROCEDURES AND BOARD OF TRUSTEES' RECOMMENDATION

Each element of Proposal 3, as discussed below and presented on the proxy card, may be voted on either (i) as a group or (ii) by each element (not both). If the entire slate of Proposal 3 is approved, each Fund will have no fundamental investment policies or investment restrictions except those set forth above and those current fundamental investment policies and restrictions that the Board of Trustees has decided to retain as fundamental. Set forth in Exhibit C is a full list of what each Fund's fundamental investment policies and restrictions will be if the entire slate of Proposal 3 is approved. If each element of Proposal 3 is disapproved, each Fund's current restrictions, as set forth in Exhibit B, will remain in effect.

If shareholders of a Fund approve some, but not all, of the proposed modifications, a Fund will have a combination of certain current self-designated restrictions and certain proposed restrictions. In that event, each Fund would have as its only fundamental restrictions the combination of (i) current self-designated restrictions not voted on, (ii) approved proposed restrictions, and (iii) current self-designated restrictions which were retained by shareholder vote.

In addition to the fundamental investment policies and restrictions set forth in each Fund's Statement of Additional Information, the Prospectus of each class of each Fund describes certain of each Fund's fundamental investment policies and restrictions. In the event that all of Proposal 3 or some portion of Proposal 3 is approved, the Prospectus and Statement of Additional Information of each class of each Fund will be revised to reflect that each Fund's only fundamental investment policies and restrictions will be as discussed immediately above.

A vote on the entire group of proposed modifications will be counted as if it were a vote on each separate proposed modification. For example, a vote "FOR" the entire group of proposed modifications on the proxy card will be counted as a vote "FOR" each proposed modification. In the event that a proxy card is returned with a vote on the entire slate and a vote on a specific element of Proposal 3, the vote on the entire slate of proposed changes will be considered determinative of, and counted as, the shareholder's intended vote.

The Board of Trustees believes that submitting each element of Proposal 3 to each Fund's shareholders at this time is in the shareholders' and each Fund's best interest because it takes advantage of the opportunity afforded by the need to submit Proposal 2 above to each Fund's shareholders. This will potentially spare each

Fund the extra cost and time delay of having a subsequent shareholder meeting to consider changes to each Fund's current self-designated restrictions.

THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" ELIMINATING, RECLASSIFYING OR AMENDING EACH FUND'S FUNDAMENTAL POLICIES AND INVESTMENT RESTRICTIONS IN THEIR ENTIRETY.

                     DISCUSSION OF EACH PROPOSED CHANGE IN
                            FUNDAMENTAL RESTRICTION

1. PROPOSED CHANGES TO RESTRICTIONS REGARDING BORROWING AND LENDING

Current Restrictions:

Each Fund may not:

(10) Make loans to others (except through the purchase of debt obligations or repurchase agreements in accordance with its investment objective and policies).

(11) Borrow money, except from banks for temporary purposes (but not for the purpose of purchasing investments), and then only in an amount not to exceed one-third of the value of its total assets (including the amount borrowed) in order to meet redemption requests which otherwise might result in the untimely disposition of securities; or pledge its securities or receivables or transfer or assign or otherwise encumber them in an amount to exceed 10% of the Fund's net assets to secure borrowings. Reverse repurchase agreements entered into by the Fund are permitted within the limitations of this paragraph. No such Fund will purchase securities or make investments while reverse repurchase agreements or borrowings are outstanding.

Proposed Restrictions:

The Fund may lend or borrow money to the extent permitted by the Investment Company Act of 1940 or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

The Fund may pledge, mortgage or hypothecate any of its assets to the extent permitted by the Investment Company Act of 1940 or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

ANALYSIS OF PROPOSED CHANGE

Under the current self-designated restrictions, each Fund may only borrow (including entering into reverse repurchase agreements) up to one-third of the value of its total assets for temporary purposes, may not make any loans except to purchase debt obligations or enter into repurchase agreements, and may only pledge, mortgage, and hypothecate up to 10% of its net assets. Under the Proposal, these current self-designated restrictions will be replaced by two proposed restrictions. The proposed restrictions would simply permit any lending, borrowing, and pledging, mortgaging and hypothecating of assets only to the extent permitted by the 1940 Act.

The 1940 Act presently limits a Fund's ability to borrow more than one third of the value of its total assets. The positions of the SEC staff on the ability of a mutual fund to borrow have evolved in recent years with the development of new investment practices, such as reverse repurchase agreements. While the current self-designated restriction on borrowing specifically identifies reverse repurchase agreements as a practice subject to the limitations of this policy, if new investment practices arise in the future that may be considered a form of borrowing, it would not be entirely clear whether such new practices would be within the scope of the current restriction. Therefore, the proposed restriction on borrowing would revise the current restriction to allow each Fund the ability to consider engaging in new investment practices to the extent permitted by the 1940 Act, as interpretations of the 1940 Act are further developed.

Borrowing by a Fund is a form of leveraging of its portfolio which will expose it to certain risks. Leveraging will exaggerate the effect of any increase or decrease in the value of portfolio securities on a Fund's net asset value, and money borrowed will be subject to interest costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the interest received from the securities purchased with borrowed funds.

The 1940 Act also restricts the ability of any mutual fund to lend. Under the 1940 Act, a Fund may only make loans if expressly permitted to do so by the Fund's investment policies; and may not make loans to persons who control or are under common control with the Fund. Thus, the 1940 Act effectively prohibits a Fund from making loans to certain persons when conflicts of interest or undue influence are most likely present. As the proposed restrictions would prohibit lending made impermissible by the 1940 Act, the Funds would be prohibited from making such loans. However, if in the future a Fund were to decide that it would be advantageous to make loans within the restrictions of the 1940 Act, under the proposed restriction the Funds would be positioned to make such a loan. Under the current self-designated restriction, each Fund could only make such a loan if the loan were to purchase debt obligations or enter into repurchase agreements. If for any other purpose, presently the Fund could not take advantage of the opportunity.

The 1940 Act, and in particular certain liquidity restrictions, limits a Fund's ability to pledge, mortgage or hypothecate its assets. To the extent that pledged assets are encumbered for more than 7-days such assets would be considered illiquid and, therefore, each Fund's use of such techniques would be limited to 10% of net assets. Additionally, under the 1940 Act, each Fund is limited to pledging, mortgaging or hypothecating no more than one-third of its assets. Each Fund desires to have the ability to consider using portfolio management techniques involving pledging, mortgaging or hypothecating assets to the full extent presently permitted by the 1940 Act. Each Fund also desires the flexibility to adapt to new conditions if present limitations on pledging, mortgaging or hypothecating of assets are modified.

If approved, each Fund will adopt the proposed restrictions, as fundamental and the current self-designated restrictions will be reclassified as nonfundamental restrictions. The Funds will continue to operate under these nonfundamental restrictions until such time as the Board of Trustees decides to eliminate the nonfundamental restrictions. The Board of Trustees has no such present intention.

REQUIRED VOTE AND BOARD OF TRUSTEES' RECOMMENDATION

With respect to each Fund, approval of this element of Proposal 3 requires the affirmative vote of the holders of a majority of that Fund's outstanding voting securities. If this element or the entire slate of Proposal 3 is disapproved with respect to a Fund, the current self-designated restrictions addressed by this element will remain fundamental. The Board of Trustees has considered the relevant factors and believes that this element of Proposal 3 will increase investment management flexibility and is in the best interests of each Fund and its shareholders.

THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THIS ELEMENT OF PROPOSAL 3, AS DESCRIBED ABOVE.

2. PROPOSED CHANGES TO RESTRICTIONS REGARDING THE ISSUANCE OF SENIOR SECURITIES

Current Self-Designated Restrictions:

Each Fund may not:

(12) Write, purchase or sell puts, calls or combinations thereof, although it may purchase Municipal Securities subject to standby commitments, variable rate demand notes or repurchase agreements in accordance with its investment objective and policies.

(13) Make short sales of securities or purchase securities on margin, except to obtain such short-term credits as may be necessary for the clearance of transactions.

(16) Issue senior securities as defined in the 1940 Act.

Proposed Restriction:

The Fund may issue senior securities to the extent permitted by the Investment Company Act of 1940 or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

ANALYSIS OF PROPOSED CHANGE

Each Fund's current self-designated restrictions prohibit the issuance of any senior securities. The current self-designated restrictions also prohibit the purchase of securities on margin and the making of certain short sales and the writing or purchasing (except for the purchase of certain put instruments) puts and calls. The SEC staff considers the purchasing of securities on margin, the making of certain short sales, and the writing of puts and calls to involve the creation of senior securities. A put is an option granted on a security to the holder of the put that allows the holder to sell ("put") the security to the writer of the put. A call option allows the holder of the call option to buy ("call") the security from the writer of the call.

Under the Proposal, each of these current self-designated restrictions will be replaced by a more flexible proposed restriction. The proposed restriction would allow the issuance of senior securities to the extent permitted by the 1940 Act as it may be amended from time to time.

The ability of a mutual fund to issue senior securities, which has evolved somewhat in recent years, is severely circumscribed by complex regulatory constraints under the 1940 Act, restricting, for instance, the amount, timing, and form of senior securities that may be issued. In addition, portfolio management techniques involving the issuance of senior securities, such as the purchase of securities on margin, short sales, or writing puts on portfolio securities, are all techniques that involve the leveraging of a portfolio and would not be consistent with the current SEC rules governing money market funds. However, each Fund desires to have the ability to consider use of new portfolio management techniques consistent with the 1940 Act as interpretations of the 1940 Act and the investment markets develop further. The proposed restriction would give each Fund this flexibility.

If approved, each Fund will adopt the proposed restriction as fundamental and the current self-designated restrictions will be reclassified as nonfundamental restrictions. The Funds presently intend to continue to operate under these nonfundamental restrictions until such time as the Board of Trustees decides to eliminate the nonfundamental restrictions. The Board of Trustees has no such present intention.

REQUIRED VOTE AND BOARD OF TRUSTEES' RECOMMENDATION

With respect to each Fund, approval of this element of Proposal 3 requires the affirmative vote of the holders of a majority of that Fund's outstanding voting securities. If this element or the entire slate of Proposal 3 is disapproved with respect to a Fund, the current self-designated restrictions addressed by this element will remain fundamental. The Board of Trustees has considered the relevant factors and believes that this element of Proposal 3 will increase investment management flexibility and is in the best interests of each Fund and its shareholders.

THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THIS ELEMENT OF PROPOSAL 3, AS DESCRIBED ABOVE.

3. PROPOSED CHANGE IN RESTRICTION REGARDING COMPLIANCE WITH THE DIVERSIFICATION REQUIREMENTS OF THE 1940 ACT

Current Self-Designated Restriction:

Each Fund may not:

(2) Purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities) if, as a result, more than 5% of the value of its assets would be invested in the securities of that issuer, except that, with respect to Schwab California Tax-Exempt Money Fund and Schwab New York Tax-Exempt Money Fund, provided no more than 25% of the Fund's total assets would be invested in the securities of a single issuer, up to 50% of the value of the Fund's assets may be invested without regard to this 5% limitation. For purposes of this limitation, the Fund will regard the entity which has the primary responsibility for the payment of interest and principal as the issuer.

Proposed Restriction:
The Fund may purchase securities of any issuer only when consistent with the maintenance of its respective status as a diversified company (in the case of Schwab Tax-Exempt Money Fund) or non-diversified company (in the case of Schwab California Tax-Exempt Money Fund and Schwab New York Tax-Exempt Money Fund) under the Investment Company Act of 1940 or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

ANALYSIS OF PROPOSED CHANGES
The current self-designated restriction limits the Schwab Tax-Exempt Money Fund's investments in a specific issuer to the specific amounts presently set forth in Section 5(b) of the 1940 Act and restricts Schwab California Tax-Exempt Money Fund's and Schwab New York Tax-Exempt Money Fund's investments in a single issuer to those set forth in Subchapter M of the Internal Revenue Code of 1986 ("Tax Code"). Under the Proposal, this current self-designated restriction will be replaced by a more flexible proposed restriction. The proposed restriction would limit investments by the Schwab Tax-Exempt Money Fund to those compatible with the requirements of the 1940 Act for the maintenance of that Fund's status as a "diversified company." The proposed restriction would remove all fundamental "per issuer" limits on the Schwab California Tax-Exempt Money Fund's and Schwab New York Tax-Exempt Money Fund's investments, as consistent with the status of those Funds as non-diversified investment companies.

Under Section 5(b) of the 1940 Act, an investment company is diversified if, as to 75% of its total assets, no more than 5% of the value of its total assets is invested in the securities of a single issuer and no more than 10% of the issuer's voting securities is held by the investment company. As non-diversified Funds, Schwab California Tax-Exempt Money Fund and Schwab New York Tax-Exempt Money Fund are not subject to this diversification requirement. However, each of the Funds, including Schwab California Tax-Exempt Money

Fund and Schwab New York Tax-Exempt Money Fund, is subject to the "per issuer" diversification requirements of the Tax Code. Under the Tax Code, the 5% "per issuer" limit is applied only to 50% of a Fund's total assets (not 75% of total assets as under the 1940 Act). Therefore, if the Proposal is approved, in order to maintain its status under the Tax Code, each Fund must continue to operate within the Tax Code's requirements.

In addition, the SEC has announced plans to place more stringent diversification requirements upon a tax-free money market fund's operations. The announced changes would apply the 5% per issuer restriction to 100% of a national tax-free fund's assets rather than 75% of its assets. Each of Schwab California Tax-Exempt Money Fund and Schwab New York Tax-Exempt Money Fund is a state specific tax-free money market fund and thus will not be subject to these more stringent diversification requirements, when and if those requirements become effective. There is no guarantee that these changes will be enacted in the form announced.

The proposed restriction is more flexible in its construction than the current self-designated restriction because it would allow a Fund to invest in a specific issuer consistent with the diversification requirements of the 1940 Act. Unless and until the restrictions in the 1940 Act change, the limitations imposed by the proposed restriction will continue to be the same as the Funds' current self-designated restriction. Thus, the operations of the Funds would not be affected immediately by replacing the current self-designated restriction with the proposed restriction. If this Proposal is approved, a Fund would be able to immediately adapt to such change in the 1940 Act's diversification requirements while the current self-designated restriction would lock a Fund into a then obsolete diversification restriction. Such a result may unduly limit a Fund's ability to remain competitive, and does not currently appear to provide any significant advantage to shareholders.

If approved, each Fund will adopt the proposed restriction as fundamental, and the current self-designated restriction will be reclassified as a nonfundamental restriction. The Funds presently intend to continue to operate under the nonfundamental restriction until such time as the Board of Trustees decides to eliminate the nonfundamental restriction. The Board of Trustees has no such present intention.

REQUIRED VOTE AND BOARD OF TRUSTEES' RECOMMENDATION

With respect to each Fund, approval of this element of Proposal 3 requires the affirmative vote of the holders of a majority of that Fund's outstanding voting securities. If this element or the entire slate of Proposal 3 is disapproved with respect to a Fund, the current self-designated restrictions addressed by this element will remain fundamental. The Board of Trustees has considered the relevant factors and believes that this element of Proposal 3 will increase investment management flexibility and is in the best interest of each Fund and its shareholders.

THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THIS ELEMENT OF PROPOSAL 3, AS DESCRIBED ABOVE.

4. PROPOSED CHANGE IN RESTRICTION REGARDING INVESTMENT IN
   INDUSTRIAL DEVELOPMENT BONDS ISSUED BY "UNSEASONED ISSUERS"

Current Self-designated Restriction:

Each Fund may not:

(4) Invest more than 5% of its total assets in industrial development bonds sponsored by companies which, with their predecessors, have less than three years of continuous operation, although each Fund may invest more than 25% of its total net assets in industrial development bonds.

ANALYSIS OF PROPOSED CHANGE

The current self-designated restriction limits a Fund's ability to purchase industrial development bonds issued by "unseasoned issuers" (issuers with less than three years of operations) to 5% of total assets. Under the Proposal the current self-designated restriction will be eliminated.

The current self-designated restriction is based on a position once advanced by the administrators of state securities laws, which has been modified in many states, and has been preempted by Federal law under recent Federal legislation. The current self-designated restriction is not required to be fundamental by the 1940 Act. By eliminating this current self-designated restriction, a Fund would be able to purchase a greater amount of industrial development bonds issued by "unseasoned issuers" and, to the extent a Fund so invests, shareholders would have a greater exposure to the risks associated with such investments. However, shareholders are already potentially exposed to such risks because a Fund may purchase such investments up to 5% of assets and any such investments, like all investments made by a Fund, must comply with the credit, quality and maturity restrictions of SEC rules applicable to money market funds. The Board of Trustees believes that each Fund will benefit from the potential opportunities offered by eliminating the current self-designated restriction.

REQUIRED VOTE AND BOARD OF TRUSTEES' RECOMMENDATION

With respect to each Fund, approval of this element of Proposal 3 requires the affirmative vote of the holders of a majority of that Fund's outstanding voting securities. If this element or the entire slate of Proposal 3 is disapproved with respect to a Fund, the current self-designated restriction addressed by this element will remain fundamental. The Board of Trustees has considered the relevant factors and believes that this element of Proposal 3 will increase investment management flexibility and is in the best interests of each Fund and its shareholders.

THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THIS ELEMENT OF PROPOSAL 3, AS DESCRIBED ABOVE.

5. PROPOSED CHANGE IN RESTRICTION REGARDING INVESTMENT IN "RESTRICTED
   SECURITIES"

Current Self-Designated Restriction:

Each Fund may not:

(5) Invest more than 5% of its total assets in securities restricted as to disposition under the federal securities laws, although this limitation shall be 10% with respect to Schwab California Tax-Exempt Money Fund and Schwab New York Tax-Exempt Money Fund.

ANALYSIS OF PROPOSED CHANGE

The current self-designated restriction limits investments in "restricted securities" (securities that are restricted as to disposition) to 5% of the Schwab Tax-Exempt Money Fund's total assets and to 10% of the Schwab California Tax-Exempt Money Fund's and Schwab New York Tax-Exempt Money Fund's total assets. Under the Proposal, the current self-designated restriction will be eliminated.

The current self-designated restriction is based on requirements of certain administrators of state securities laws that have been preempted by Federal law under recent Federal legislation, and is not required to be fundamental by the 1940 Act. Each Fund presently intends to continue to operate under the current self-designated restriction as a nonfundamental restriction. Even though present operations would continue unchanged, this proposed change would allow each Fund the flexibility described above. If the reclassified nonfundamental restriction were removed by the Board of Trustees, shareholders would be potentially exposed to any risks associated with increased investment in "restricted securities." "Restricted securities" may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933. Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to sell. However, shareholders are already potentially exposed to this type of risk because a Fund may purchase such investments up to 5% or 10% of total assets, and any such investments, like all investments made by a Fund, must comply with the credit, quality and maturity requirements of the 1940 Act applicable to money market funds. In addition, to the extent that "restricted securities" are also considered "illiquid" under the 1940 Act, such investments would be limited to 10% of each Fund's assets.

REQUIRED VOTE AND BOARD OF TRUSTEES' RECOMMENDATION

With respect to each Fund, approval of this element of Proposal 3 requires the affirmative vote of the holders of a majority of that Fund's outstanding voting securities. If this element or the entire slate of Proposal 3 is disapproved with respect to a Fund, the current self-designated restriction addressed by this element will remain fundamental. The Board of Trustees has considered the relevant factors and believes that this element of Proposal 3 will increase investment management flexibility and is in the best interests of each Fund and its shareholders.

THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THIS ELEMENT OF PROPOSAL 3, AS DESCRIBED ABOVE.

6. PROPOSED CHANGE IN RESTRICTION REGARDING INVESTMENT IN SHARES OF OTHER INVESTMENT COMPANIES

Current Self-Designated Restriction:

Each Fund may not:

(9) Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets.

ANALYSIS OF PROPOSED CHANGE

The current self-designated restriction prohibits each Fund from purchasing securities of another open-end investment company except in certain circumstances. Under the Proposal the current self-designated restriction will be reclassified as nonfundamental.

Investment in shares of other investment companies is carefully regulated by the 1940 Act and is subject to specific SEC rules applicable to money market funds. Specifically, depending on the type and affiliation of the investment companies, the 1940 Act places certain percentage limitations on the amount of the acquiring Fund's net assets that may be invested in shares of other investment companies. The 1940 Act prohibits each Fund in the aggregate (with each other and with all other mutual funds in the SchwabFunds Family(R)) from: (i) owning more than 3% of the total outstanding voting stock of a single other investment company; (ii) investing more than 5% of its total assets in the securities of a single other investment company; and (iii) investing more than 10% of its total assets in securities of all other investment companies.

The SEC rules applicable to money market funds also govern and place certain quality restrictions on these investments. For instance, such rules limit money market fund investments to high quality instruments with minimal credit risk and most non-money market funds are not likely to qualify as such. Securities of other money market funds are considered eligible investments for a money market fund to purchase. To the extent a Fund invests in shares of other investment companies, shareholders will directly bear the expenses of the Fund, and will indirectly bear the expenses of the investment company in which it invested. Such expenses would be taken into account by the Investment Manager prior to deciding that any such investment is suitable for a Fund and its shareholders. The Funds have no present intent of investing in shares of any other investment companies. Should a Fund make the decision to invest in shares of other investment companies, that Fund's Prospectus will be amended to provide investors with additional information required with respect to such investments.

If approved, each Fund will reclassify the current self-designated restriction as nonfundamental. The Funds presently intend to continue to operate under the nonfundamental restriction until such time as the Board of Trustees decides to eliminate the nonfundamental restriction. The Board of Trustees has no such present intention.

REQUIRED VOTE AND BOARD OF TRUSTEES' RECOMMENDATION

With respect to each Fund, approval of this element of Proposal 3 requires the affirmative vote of the holders of a majority of that Fund's outstanding voting securities. If this element or the entire slate of Proposal 3 is disapproved with respect to a Fund, the current self-designated restriction addressed by this element will remain fundamental. The Board of Trustees has considered the relevant factors and believes that this element of Proposal 3 will increase investment management flexibility and is in the best interests of each Fund and its shareholders.

THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THIS ELEMENT OF PROPOSAL 3, AS DESCRIBED ABOVE.

                                 OTHER MATTERS

The Board of Trustees is not aware of any other matter which may come before the Meeting. However, should any such matters properly come before the Meeting, the persons named in the accompanying form of proxy intend to vote the proxy in accordance with their judgment on such matters.

The Trust is not required to hold annual shareholders' meetings and does not intend to do so. It will, however, hold special meetings, such as the Meeting, as required or deemed desirable by the Board of Trustees for such purposes as changing fundamental policies, electing or removing Trustees, or approving or amending an investment advisory agreement. In addition, a Trustee may be removed by shareholders at a special meeting called upon written request of shareholders owning in the aggregate at least 10% of the outstanding shares of the Trust. As of September 25, 1996, the only shareholder owning in excess of 5% of any class of a Fund was Norman and Cathy Yohay who, with 1,992,862 Value Advantage Shares of the Schwab New York Tax-Exempt Money Fund, owned 5.89% of that class' outstanding voting securities. Their address, in care of The Charles Schwab Family of Funds, is 101 Montgomery Street, San Francisco, California 94104.

Shareholders wishing to submit Proposals for inclusion in a proxy statement for a subsequent shareholders' meeting should send their written submissions to the principal executive offices of the Fund at The Charles Schwab Family of Funds, 101 Montgomery Street, San Francisco, California 94104, Attention: Secretary. Proposals must be received a reasonable time in advance of a proxy solicitation to be included. The mere submission of a proposal does not guarantee inclusion in the proxy statement because the proposal must comply with certain federal securities regulations.

Each Fund will furnish, without charge, a copy of its most recent Annual Report and Semi-Annual Report succeeding the Annual Report (if any) to any shareholder upon request. Shareholders desiring to obtain a copy of such reports should direct all written requests to: Frances Cole, Secretary, The Charles Schwab Family of Funds, 101 Montgomery Street, San Francisco, California 94104, or should call Schwab Shareholder Services at 1-800-2 NO-LOAD.

                   NOTICE TO BANKS, BROKER/DEALERS AND VOTING
                          TRUSTEES AND THEIR NOMINEES

Please advise a Fund, in care of The Charles Schwab Family of Funds, 101 Montgomery Street, San Francisco, California 94104, Attention: Secretary, whether other persons are the beneficial owners of the shares for which proxies are being solicited, and if so, the number of copies of the Proxy Statement, other soliciting material, and Annual Report (or Semi-Annual Report) you wish to receive in order to supply copies to the beneficial owners of shares.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY, THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE PROXY CARD IN THE ENCLOSED STAMPED ENVELOPE.

                                 SCHWABFUNDS(R)

Thank you for mailing your proxy card promptly!

We appreciate your placing your trust in SchwabFunds and look forward to helping you achieve your financial goals.

                                   EXHIBIT A

                    NUMBER OF EACH FUND'S OUTSTANDING SHARES
                            AS OF SEPTEMBER 25, 1996

                                                               NUMBER
                      FUND - CLASS                            OF SHARES
--------------------------------------------------------    -------------
Schwab Tax-Exempt Money Fund
- Sweep Shares                                              3,661,044,648
- Value Advantage Shares(TM)                                  492,712,497
Schwab California Tax-Exempt Money Fund
- Sweep Shares                                              1,684,989,690
- Value Advantage Shares(TM)                                  369,580,554
Schwab New York Tax-Exempt Money Fund
- Sweep Shares                                                238,378,466
- Value Advantage Shares(TM)                                   40,139,232

                                   EXHIBIT B

                         CURRENT FUNDAMENTAL INVESTMENT
                           RESTRICTIONS OF THE FUNDS

Under the currently-existing fundamental investment restriction of each Fund, each Fund may NOT:

 (1) Purchase securities or make investments other than in accordance with investment objectives and policies.

 (2) Purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities) if, as a result, more than 5% of the value of its assets would be invested in the securities of that issuer, except that, with respect to Schwab California Tax-Exempt Money Fund and Schwab New York Tax-Exempt Money Fund, provided no more than 25% of the Fund's total assets would be invested in the securities of a single issuer, up to 50% of the value of the Fund's assets may be invested without regard to this 5% limitation. For purposes of this limitation, the Fund will regard the entity which has the primary responsibility for the payment of interest and principal as the issuer.

 (3) Purchase securities (other than securities of the U.S. Government, its agencies or instrumentalities) if as a result of such purchase 25% or more of its total assets would be invested in any industry (although securities issued by governments or political subdivisions of governments are not considered to be securities subject to this industry concentration restriction) or in any one state (although the limitation as to investments in a state or its political subdivision shall not apply to Schwab California Tax-Exempt Money Fund or Schwab New York Tax-Exempt Money Fund), nor may it enter into a repurchase agreement if more than 10% of its net assets would be subject to repurchase agreements maturing in more than 7-days.

 (4) Invest more than 5% of its total assets in industrial development bonds sponsored by companies which, with their predecessors, have less than three years of continuous operation, although each Fund may invest more than 25% of its total net assets in industrial development bonds.

 (5) Invest more than 5% of its total assets in securities restricted as to disposition under the federal securities laws, although this limitation shall be 10% with respect to Schwab California Tax-Exempt Money Fund and Schwab New York Tax-Exempt Money Fund.

 (6) Purchase or retain securities of an issuer if any of the officers, trustees or directors of the Trust or its Investment Manager individually, own beneficially more than 1/2 of 1% of the securities of such issuer and together own more than 5% of the securities of such issuer.

 (7) Invest in commodities or commodity futures contracts or in real estate, except that each Fund may invest in Municipal Securities secured by real estate or interests therein.

 (8) Invest for the purpose of exercising control or management of another issuer.

 (9) Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets.(1)
---------------
(1) See the description of the Trustees' deferred compensation plan under "Management of the Trust" in each Fund's Statement of Additional Information for an exception to this investment restriction.

(10) Make loans to others (except through the purchase of debt obligations or repurchase agreements in accordance with its investment objective and policies).

(11) Borrow money, except from banks for temporary purposes (but not for the purpose of purchasing investments), and then only in an amount not to exceed one-third of the value of its total assets (including the amount borrowed) in order to meet redemption requests which otherwise might result in the untimely disposition of securities; or pledge its securities or receivables or transfer or assign or otherwise encumber them in an amount to exceed 10% of the Fund's net assets to secure borrowings. Reverse repurchase agreements entered into by the Fund are permitted within the limitations of this paragraph. No such Fund will purchase securities or make investments while reverse repurchase agreements or borrowings are outstanding.

(12) Write, purchase or sell puts, calls or combinations thereof, although it may purchase Municipal Securities subject to standby commitments, variable rate demand notes or repurchase agreements in accordance with its investment objective and policies.

(13) Make short sales of securities or purchase securities on margin, except to obtain such short-term credits as may be necessary for the clearance of transactions.

(14) Invest in interests in oil, gas or other mineral exploration or development programs, although it may invest in Municipal Securities of issuers which invest in or sponsor such programs.

(15) Underwrite securities issued by others, except to the extent it may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of securities from its investment portfolio.

(16) Issue senior securities as defined in the 1940 Act.

                                   EXHIBIT C

                        PROPOSED FUNDAMENTAL INVESTMENT
                     POLICIES AND RESTRICTIONS OF THE FUNDS

If Proposal 2 is approved, the investment objective of each Fund (as will be set forth in its then-current prospectus) will be maximum current income that is exempt from regular Federal income taxes (in addition to California personal income tax for the Schwab California

Tax-Exempt Money Fund, and New York state and local income taxes for the Schwab New York Tax-Exempt Money Fund) consistent with stability of capital. In addition, if the entire slate of Proposal 3 is approved, the following fundamental investment policies and restrictions will be the only fundamental investment policies and restrictions of each Fund:

 (1) The Fund may not purchase securities or make investments other than in accordance with investment objectives and policies.

 (2) The Fund may not purchase securities (other than securities of the U.S. Government, its agencies or instrumentalities) if as a result of such purchase 25% or more of its total assets would be invested in any industry (although securities issued by governments or political subdivisions of governments are not considered to be securities subject to this industry concentration restriction) or in any one state (although the limitation as to investments in a state or its political subdivision shall not apply to Schwab California Tax-Exempt Money Fund or Schwab New York Tax-Exempt Money
     Fund), nor may it enter into a repurchase agreement if more than 10% of its net assets would be subject to repurchase agreements maturing in more than 7-days.

 (3) The Fund may not purchase or retain securities of an issuer if any of the officers, trustees or directors of the Trust or its Investment Manager individually own beneficially more than 1/2 of 1% of the securities of such issuer and together own more than 5% of the securities of such issuer.

 (4) The Fund may not invest in commodities or commodity futures contracts or in real estate, except that each Fund may invest in Municipal Securities secured by real estate or interests therein.

 (5) The Fund may not invest for the purpose of exercising control or management of another issuer.

 (6) The Fund may not invest in interests in oil, gas or other mineral exploration or development programs, although it may invest in Municipal Securities of issuers which invest in or sponsor such programs.

 (7) The Fund may not underwrite securities issued by others, except to the extent it may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of securities from its investment portfolio.

 (8) The Fund may lend or borrow money to the extent permitted by the Investment Company Act of 1940 or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

 (9) The Fund may pledge, mortgage or hypothecate any of its assets to the extent permitted by the Investment Company Act of 1940 or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

(10) The Fund may issue senior securities to the extent permitted by the Investment Company Act of 1940 or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

(11) The Fund may purchase securities of any issuer only when consistent with the maintenance of its respective status as a diversified company (in the case of Schwab Tax-Exempt Money Fund) or non-diversified company (in the case of Schwab California Tax-Exempt Money Fund and Schwab New York Tax-Exempt Money Fund) under the Investment Company Act of 1940 or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

SCHWABFUNDS(R)

PROXY SERVICES
P.O. BOX 9163
FARMINGDALE, NY  11735

SHAREHOLDER NAME
OR SURVIVING DEPENDANTS
ADDRESS
CITY, STATE  ZIP CODE
IMPORTANT INFORMATION ENCLOSED
PROMPT REPLY REQUESTED

                          SCHWAB TAX-EXEMPT MONEY FUND

                (A SERIES OF THE CHARLES SCHWAB FAMILY OF FUNDS)

                      THIS PROXY IS SOLICITED ON BEHALF OF
                            THE BOARD OF TRUSTEES OF
                       THE CHARLES SCHWAB FAMILY OF FUNDS


KNOW ALL BY THESE PRESENTS: That the undersigned, revoking previous proxies for such shares, hereby appoints William J. Klipp, Christina M. Perrino and David H. Lui, or any of them, attorneys of the undersigned with full power of substitution, to vote all shares of the above-referenced fund (the Fund) which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund (the Meeting) to be held on December 16, 1996 at 101 Market Street, San Francisco, California 94105, commencing at 10:00 a.m., Pacific time, and at any and all adjournment(s) thereof. Receipt of the Notice of and Proxy Statement for said Meeting is acknowledged.

ACCOUNT NUMBER:             000000000000000
SHARES:                           00,000.00
CONTROL NO:                    000000000000

--------------------------------------------------------------------------------
PLEASE COMPLETE, SIGN, DATE, FOLD AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED BUSINESS REPLY ENVELOPE
--------------------------------------------------------------------------------

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:   /X/        TEMF
--------------------------------------------------------------------------------
PAGE   1 OF  1                SCHWAB TAX-EXEMPT MONEY FUND

                              0000000000    000000     0        TEMF1

The shares represented by this proxy will be voted as specified below by the undersigned. Note: This proxy must be returned in order for your shares to be voted for you at the Meeting.

The Board of Trustees recommends a vote FOR the following matters and FOR the election of the proposed Trustees. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR ALL SUCH MATTERS AND FOR THE ELECTION OF THE PROPOSED TRUSTEES.

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.


ELECTION OF TRUSTEES



1. Nominees for the Board of Trustees: Charles R. Schwab, Donald F. Dorward, Robert G. Holmes, William J. Klipp, Timothy G. McCarthy, Donald R. Stephens and Michael W. Wilsey.

                         FOR    WITHHOLD   FOR ALL
                         ALL       ALL      EXCEPT

                        /  /      /  /       /  /

      To withhold your vote for one or more nominees, mark "For All Except" and write the nominee's name on this line.
--------------------------------------------------------------------------------

2. To approve amending the Fund's investment policy concerning AMT investments as described in Proposal 2 of the Proxy Statement:

                    For            Against             Abstain

                    /  /            /  /                 /  /


3. To approve eliminating, reclassifying or amending the Fund's fundamental investment restrictions as described in Proposal 3 of the Proxy Statement:

                    For            Against             Abstain

                    /  /            /  /                 /  /


To vote on the entire slate of Proposal 3 in the aggregate:

      STOP HERE UNLESS YOU WOULD LIKE TO VOTE THE ELEMENTS OF PROSPOSAL 3 INDIVIDUALLY.

     To vote on each change separately:

       3.1  Proposed Changes to Restrictions Regarding Borrowing and Lending:

                    For            Against             Abstain

                    /  /            /  /                 /  /


       3.2  Proposed Changes to Restrictions Regarding the Issuance of Senior
            Securities:

                    For            Against             Abstain

                    /  /            /  /                 /  /


       3.3 Proposed Change in Restriction Regarding Compliance with the Diversification Requirements of the 1940 Act:

                    For            Against             Abstain

                    /  /            /  /                 /  /


       3.4 Proposed Change in Restriction Regarding Investment in Industrial Development Bonds Issued by "Unseasoned Issuers":

                    For            Against             Abstain

                    /  /            /  /                 /  /


       3.5 Proposed Change in Restriction Regarding Investment in "Restricted Securities":

                    For            Against             Abstain

                    /  /            /  /                 /  /


       3.6 Proposed Change in Restriction Regarding Investment in Shares of Other Investment Companies:

                    For            Against             Abstain

                    /  /            /  /                 /  /


As to any other matter, said attorneys shall vote in accordance with their judgment.

PLEASE SIGN EXACTLY AS YOUR NAME OR NAME(S) APPEAR ABOVE. IF SIGNING IS BY ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE.




------------------------    --------------------------        ------------------
SIGNATURE                   SIGNATURE (JOINT OWNERS)          DATE

SCHWABFUNDS(R)

PROXY SERVICES
P.O. BOX 9163
FARMINGDALE, NY  11735

SHAREHOLDER NAME
OR SURVIVING DEPENDANTS
ADDRESS
CITY, STATE  ZIP CODE
IMPORTANT INFORMATION ENCLOSED
PROMPT REPLY REQUESTED

                     SCHWAB CALIFORNIA TAX-EXEMPT MONEY FUND

                (A SERIES OF THE CHARLES SCHWAB FAMILY OF FUNDS)

                      THIS PROXY IS SOLICITED ON BEHALF OF
                            THE BOARD OF TRUSTEES OF
                       THE CHARLES SCHWAB FAMILY OF FUNDS


KNOW ALL BY THESE PRESENTS: That the undersigned, revoking previous proxies for such shares, hereby appoints William J. Klipp, Christina M. Perrino and David H. Lui, or any of them, attorneys of the undersigned with full power of substitution, to vote all shares of the above-referenced fund (the Fund) which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund (the Meeting) to be held on December 16, 1996 at 101 Market Street, San Francisco, California 94105, commencing at 10:00 a.m., Pacific time, and at any and all adjournment(s) thereof. Receipt of the Notice of and Proxy Statement for said Meeting is acknowledged.

ACCOUNT NUMBER:             000000000000000
SHARES:                           00,000.00
CONTROL NO:                    000000000000


--------------------------------------------------------------------------------
PLEASE COMPLETE, SIGN, DATE, FOLD AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED BUSINESS REPLY ENVELOPE

--------------------------------------------------------------------------------
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:   /X/         TEMF
--------------------------------------------------------------------------------
PAGE   1 OF  1        SCHWAB CALIFORNIA TAX-EXEMPT MONEY FUND

                     0000000000   000000     0          TEMF1

The shares represented by this proxy will be voted as specified below by the undersigned. Note: This proxy must be returned in order for your shares to be voted for you at the Meeting.


The Board of Trustees recommends a vote FOR the following matters and FOR the election of the proposed Trustees. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR ALL SUCH MATTERS AND FOR THE ELECTION OF THE PROPOSED TRUSTEES.

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.


ELECTION OF TRUSTEES

1. Nominees for the Board of Trustees: Charles R. Schwab, Donald F. Dorward, Robert G. Holmes, William J. Klipp, Timothy G. McCarthy, Donald R. Stephens and Michael W. Wilsey.

                         FOR    WITHHOLD   FOR ALL
                         ALL       ALL      EXCEPT

                        /  /      /  /       /  /

      To withhold your vote for one or more nominees, mark "For All Except" and write the nominee's name on this line.
--------------------------------------------------------------------------------

2. To approve amending the Fund's investment policy concerning AMT investments as described in Proposal 2 of the Proxy Statement:

                    For            Against             Abstain

                    /  /            /  /                 /  /


3. To approve eliminating, reclassifying or amending the Fund's fundamental investment restrictions as described in Proposal 3 of the Proxy Statement:

                    For            Against             Abstain

                    /  /            /  /                 /  /


To vote on the entire slate of Proposal 3 in the aggregate:

      STOP HERE UNLESS YOU WOULD LIKE TO VOTE THE ELEMENTS OF PROSPOSAL 3 INDIVIDUALLY.

      To vote on each change separately:

       3.1  Proposed Changes to Restrictions Regarding Borrowing and Lending:

                    For            Against             Abstain

                    /  /            /  /                 /  /


       3.2  Proposed Changes to Restrictions Regarding the Issuance of Senior
            Securities:

                    For            Against             Abstain

                    /  /            /  /                 /  /


       3.3 Proposed Change in Restriction Regarding Compliance with the Diversification Requirements of the 1940 Act:

                    For            Against             Abstain

                    /  /            /  /                 /  /


       3.4 Proposed Change in Restriction Regarding Investment in Industrial Development Bonds Issued by "Unseasoned Issuers":

                    For            Against             Abstain

                    /  /            /  /                 /  /


       3.5 Proposed Change in Restriction Regarding Investment in "Restricted Securities":

                    For            Against             Abstain

                    /  /            /  /                 /  /


       3.6 Proposed Change in Restriction Regarding Investment in Shares of Other Investment Companies:

                    For            Against             Abstain

                    /  /            /  /                 /  /


As to any other matter, said attorneys shall vote in accordance with their judgment.

PLEASE SIGN EXACTLY AS YOUR NAME OR NAME(S) APPEAR ABOVE. IF SIGNING IS BY ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE.




------------------------    --------------------------        ------------------
SIGNATURE                   SIGNATURE (JOINT OWNERS)          DATE

SCHWABFUNDS(R)


PROXY SERVICES
P.O. BOX 9163
FARMINGDALE, NY  11735

SHAREHOLDER NAME
OR SURVIVING DEPENDANTS
ADDRESS
CITY, STATE  ZIP CODE
IMPORTANT INFORMATION ENCLOSED
PROMPT REPLY REQUESTED

                      SCHWAB NEW YORK TAX-EXEMPT MONEY FUND

                (A SERIES OF THE CHARLES SCHWAB FAMILY OF FUNDS)
                      THIS PROXY IS SOLICITED ON BEHALF OF
                            THE BOARD OF TRUSTEES OF
                       THE CHARLES SCHWAB FAMILY OF FUNDS


KNOW ALL BY THESE PRESENTS: That the undersigned, revoking previous proxies for such shares, hereby appoints William J. Klipp, Christina M. Perrino and David H. Lui, or any of them, attorneys of the undersigned with full power of substitution, to vote all shares of the above-referenced fund (the Fund) which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund (the Meeting) to be held on December 16, 1996 at 101 Market Street, San Francisco, California 94105, commencing at 10:00 a.m., Pacific time, and at any and all adjournment(s) thereof. Receipt of the Notice of and Proxy Statement for said Meeting is acknowledged.


ACCOUNT NUMBER:             000000000000000
SHARES:                           00,000.00
CONTROL NO:                    000000000000



--------------------------------------------------------------------------------
PLEASE COMPLETE, SIGN, DATE, FOLD AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED BUSINESS REPLY ENVELOPE
--------------------------------------------------------------------------------

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:   /X/        TEMF
--------------------------------------------------------------------------------
PAGE   1 OF  1              SCHWAB NEW YORK TAX-EXEMPT MONEY FUND

                            0000000000    000000    0         TEMF1

The shares represented by this proxy will be voted as specified below by the undersigned. Note: This proxy must be returned in order for your shares to be voted for you at the Meeting.

The Board of Trustees recommends a vote FOR the following matters and FOR the election of the proposed Trustees. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR ALL SUCH MATTERS AND FOR THE ELECTION OF THE PROPOSED TRUSTEES.

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ELECTION OF TRUSTEES

1. Nominees for the Board of Trustees: Charles R. Schwab, Donald F. Dorward, Robert G. Holmes, William J. Klipp, Timothy G. McCarthy, Donald R. Stephens and Michael W. Wilsey.

                         FOR    WITHHOLD   FOR ALL
                         ALL       ALL      EXCEPT

                        /  /      /  /       /  /

      To withhold your vote for one or more nominees, mark "For All Except" and write the nominee's name on this line.
--------------------------------------------------------------------------------

2. To approve amending the Fund's investment policy concerning AMT investments as described in Proposal 2 of the Proxy Statement:

                    For            Against             Abstain

                    /  /            /  /                 /  /


3. To approve eliminating, reclassifying or amending the Fund's fundamental investment restrictions as described in Proposal 3 of the Proxy Statement:

                    For            Against             Abstain

                    /  /            /  /                 /  /

To vote on the entire slate of Proposal 3 in the aggregate:

      STOP HERE UNLESS YOU WOULD LIKE TO VOTE THE ELEMENTS OF PROSPOSAL 3 INDIVIDUALLY.

     To vote on each change separately:

       3.1  Proposed Changes to Restrictions Regarding Borrowing and Lending:

                    For            Against             Abstain

                    /  /            /  /                 /  /


       3.2  Proposed Changes to Restrictions Regarding the Issuance of Senior
            Securities:

                    For            Against             Abstain

                    /  /            /  /                 /  /


       3.3 Proposed Change in Restriction Regarding Compliance with the Diversification Requirements of the 1940 Act:

                    For            Against             Abstain

                    /  /            /  /                 /  /


       3.4 Proposed Change in Restriction Regarding Investment in Industrial Development Bonds Issued by "Unseasoned Issuers":

                    For            Against             Abstain

                    /  /            /  /                 /  /


       3.5 Proposed Change in Restriction Regarding Investment in "Restricted Securities":

                    For            Against             Abstain

                    /  /            /  /                 /  /


       3.6 Proposed Change in Restriction Regarding Investment in Shares of Other Investment Companies:

                    For            Against             Abstain

                    /  /            /  /                 /  /


As to any other matter, said attorneys shall vote in accordance with their judgment.

PLEASE SIGN EXACTLY AS YOUR NAME OR NAME(S) APPEAR ABOVE. IF SIGNING IS BY ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE.




------------------------    --------------------------        ------------------
SIGNATURE                   SIGNATURE (JOINT OWNERS)          DATE

               THANK YOU FOR MAILING IN YOUR PROXY CARD PROMPTLY!

                    We appreciate you placing your trust in
             SchwabFunds(R) and look forward to helping you achieve
                             your financial goals.


                          SCHWAB TAX-EXEMPT MONEY FUND

                    SCHWAB CALIFORNIA TAX-EXEMPT MONEY FUND

                     SCHWAB NEW YORK TAX-EXEMPT MONEY FUND



                             [SCHWABFUNDS(R) LOGO]

TF4321 (10/96)                                    Printed on Recycled Paper